Exhibit 10.19(d)

SEVENTH AMENDMENT TO LOAN AGREEMENT

This SEVENTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made as of May 13, 2015 by and between QUEST RESOURCE MANAGEMENT GROUP, LLC (formerly known as Quest Recycling Services, LLC), a Delaware limited liability company (the “Borrower”) and REGIONS BANK (the “Lender”).

WITNESSETH:

WHEREAS, the Borrower and the Lender have entered into that certain Loan Agreement dated as of December 15, 2010, (as amended, restated, supplemented or otherwise modified from time to time in writing prior to the date hereof, the “Loan Agreement”), for the purposes and consideration therein expressed;

WHEREAS, the Borrower and the Lender desire to extend the Revolving Credit Maturity Date under the Loan Agreement until May 13, 2018 and to otherwise amend the Loan Agreement as set forth herein, subject to the terms and condition hereof; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.
Definitions and References

1.1Terms Defined in the Loan Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Loan Agreement shall have the same meanings whenever used in this Amendment.

ARTICLE II.
Amendment to Loan Agreement

2.1Amendments to Section 1.1.  The definitions of “Revolving Credit Maturity Date” “Applicable Margin” and “Eligible Wal-Mart Accounts” set forth in Section 1.1 of the Loan Agreement are hereby amended and restated to read in their entirety as follows:

“‘Applicable Margin’ means (a) 2.25% per annum with respect to Eurodollar Rate Loans, and (b) 1.50% per annum with respect to Base Rate Loans.

“‘Eligible Wal-Mart Accounts’ means each Eligible Account for which Wal-Mart/Sam’s is the Account Debtor; provided, however, that the aggregate of all Accounts owed by Wal-Mart/Sam’s does not exceed 70% of the Borrowing Base; provided further, however, that if such Accounts exceeds 70% of the Borrowing Base, such portion of such Accounts not in excess of 70% shall be eligible.”

“‘Permitted Acquisition’ means any acquisition by Borrower, whether by purchase, merger or otherwise, of all or substantially all of the assets of, all of the equity interests of, or a business line or unit or a division of, any Person; provided that:

(a)immediately prior thereto, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

(b)all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable laws;

(c)the Borrower shall be in compliance with the financial covenants set forth in Article IX on a pro forma basis after giving effect to such acquisition as of the last day of the fiscal quarter most recently ended for which financial statements and other documentation have been, or were required to be, delivered in accordance with Section 7.1(b);

(d)the Borrower shall have delivered to the Lender at least ten (10) Business Days prior to such proposed acquisition, all available relevant financial information with respect to such acquired assets, a certificate confirming compliance with the requirements set forth herein, details regarding the aggregate consideration for such acquisition and any other information reasonably requested by the · Lender;

(e)any Person, assets or division acquired in accordance herewith shall be in same business or lines of business in which the Borrower and/or its Subsidiaries are permitted to engage in pursuant to Section 8.10 or a business reasonably related or ancillary thereto;

(f)the Borrower shall have a minimum liquidity consisting of available cash or cash equivalents plus availability under the Revolving Credit Commitment of at least $3,000,000 after giving effect to such acquisition; and

(g)for any acquisition to qualify as a Permitted Acquisition, the aggregate purchase price for all Permitted Acquisitions (after giving effect to such acquisition) during the calendar year in such proposed acquisition is to be consummated cannot exceed $4,500,000 in the aggregate.”

“‘Revolving Credit Maturity Date’ means May 13, 2018, or such earlier date on which the Revolving Credit Commitment terminates and such amounts outstanding thereunder become due and payable as provided in this Agreement.”

ARTICLE III.
Conditions Precedent

3.1Effective Date.  The effectiveness of this Amendment (the date of such effectiveness referred to herein as, the “Effective Date”) is subject to satisfaction of the following conditions as determined by the Lender in its sole discretion:

(a)Amendment. The Lender shall have received one or more counterparts of this Amendment duly executed by the Borrower and each other Loan Party.

(b)Officer’s Certificate. The Lender shall have received a certificate of a duly authorized officer of the Borrower, certifying (i) that attached copies of Borrower’s Constituent Documents are true and complete, and in full force and effect, without amendment except as shown, (ii) that an attached copy of resolutions authorizing execution and delivery of this Amendment is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility, (iii) to the title, name and signature of the Person authorized to sign this Amendment; and (iv) that the representations and warranties contained in Article IV are true and correct as of the Effective Date;

(c)Governmental Certificates. The Lender shall have received certificates of the appropriate government officials of the state of organization of each Loan Party and each jurisdiction in which each Loan Party is required to do business, as to the existence and good standing of such Loan Party, each dated within ten (10) days prior to the Effective Date;

(d)UCC Searches. The Lender shall have received results of Uniform Commercial Code searches showing all financing statements and other documents or instruments on file against each Loan Party in the office of the Secretary of State of such Loan Party's state of organization, such searches to be as of a date no more than thirty (30) days prior to the date hereof;

(e)Insurance Matters. The Lender shall have received copies of insurance certificates describing all insurance policies required by Section 7.5 of the Loan Agreement;

(f)Representations and Warranties. All of the representations and warranties contained in Article IV hereof shall be true and correct; and

(g)No Default, Material Adverse Effect. No Default or Material Adverse Effect shall have occurred and be continuing, or would result from or after giving effect to this Amendment; and

(h)Credit Approval. This Amendment shall have been approved by the appropriate authorities at the Lender.

ARTICLE IV.
Representations and Warranties

4.1Representations and Warranties.  In order to induce the Lender to enter into this Amendment, the Borrower represents and warrants to the Lender as follows:

(a)The representations and warranties of the Loan Parties contained in the Loan Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof, except that (A) if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects, and (B) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects as of such earlier date).

(b)No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

(c)Since December 31, 2014, no event, circumstance, or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect.

(d)The Borrower has the right, power and authority and has taken all necessary limited liability company and other organizational action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby.

(e)This Amendment has been duly authorized by all necessary limited liability company action or other organizational action and duly executed and delivered by it, and constitutes its legal, valid and binding obligation, except as may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

ARTICLE V.
Miscellaneous

5.1Ratification of Loan Documents and Liens.  Except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Documents are ratified and confirmed and shall continue in full force and effect.  The Borrower and the Lender agree that the Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.  The Borrower further expressly acknowledges and agrees that the Lender has a valid, non-avoidable, enforceable, and perfected security interest in and lien against each item of collateral described in the Loan Documents and that such security interest and lien secures the payment and the performance of all obligations of the Borrower under the Loan Documents.

5.2Release.  The Borrower hereby waives and releases any and all current existing claims, counterclaims, defenses, or set-offs of every kind and nature which it has or might have against the Lender arising out of, pursuant to, or pertaining in any way to the Loan Agreement, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Amendment.  Neither the Borrower nor any other Loan Party may sue the Lender based on any existing claim or assert any currently existing claims, defenses, demands, actions, or liabilities against the Lender arising out of, pursuant to, or pertaining in any way to the Loan Agreement, any and all documents and instruments delivered in connection with or relating to the foregoing or this Amendment.

5.3Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

5.4Fees and Expenses.  The Borrower shall pay on demand all costs and expenses of the Lender in connection with the preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender.

5.5Governing Law; Jurisdiction; Waiver of Jury Trial; Etc.  This AMENDMENT shall be governed by and construed in accordance with the laws of the State of TEXAS, and shall be further subject to the provisions of Sections 11.12 and 11.19 of the Loan Agreement.

5.6Entire Agreement.  This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 11.10 of the Loan Agreement.  In executing this Amendment, the Borrower warrants and represents that the Borrower is not relying on any statement or representation other than those in this Amendment and is relying upon its own judgment and advice of its attorneys.

5.7Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

5.8Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 11.8 of the Loan Agreement).

5.9Construction.  Whenever the context hereof so required, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative of the general recitation.

5.10Further Assurances.   The Borrower agrees to execute such other and further documents and instruments as the Lender may request to implement the provisions of this Amendment and to perfect and protect the liens and security interests created by the Security Agreement and the other Loan Documents.

5.11Survival.  All representations, warranties, or covenants made in any Loan Document or this Amendment, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Loan Documents, and no investigation by the Lender or any closing shall affect the representations and warranties or the right of the Lender to rely upon them.

5.12Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment is executed effective as of the date first above written.

QUEST RESOURCE MANAGEMENT GROUP, LLC,
a Delaware limited liability company

By:	/s/ Laurie L. Latham
Name:	Laurie L. Latham
Title:	Chief Financial Officer

Signature Page to Seventh Amendment to Loan Agreement

REGIONS BANK

By:	/s/ Meredith Worley
Name:	Meredith Worley
Title:	Assistant Vice President

Signature Page to Seventh Amendment to Loan Agreement

CONSENT AND AGREEMENT OF GUARANTORS

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this Amendment, each of the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of such undersigned under the guaranty agreement executed by such undersigned in connection with the Loan Agreement, or under any Loan Documents, agreements, documents or instruments executed by such undersigned to create liens, security interests or charges to secure any of the Obligations (as defined in the Loan Agreement), all of which are in full force and effect.  Each of the undersigned further represents and warrants to Lender that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) such undersigned is in full compliance with all covenants and agreements contained in each Loan Document to which such undersigned is a party, and (c) no Default or Event of Default has occurred and is continuing.  Each of the undersigned hereby releases Lender from any liability for actions or omissions in connection with the Loan Documents occurring prior to the date of this Amendment.  This Consent and Agreement of Guarantors shall be binding upon such undersigned and its respective successors and assigns and shall inure to the benefit of Lender and its respective successors and assigns.

[Signature Page Follow]

GUARANTORS:

QUEST RESOURCE HOLDING CORPORATION,
a Nevada corporation

By:	/s/ Laurie L. Latham
Name:	Laurie L. Latham
Title:	Chief Financial Officer

EARTH911, INC.,
a Delaware corporation

By:	/s/ Laurie L. Latham
Name:	Laurie L. Latham
Title:	Chief Financial Officer

Signature Page to Consent and Agreement of Guarantors to Seventh Amendment to Loan Agreement